NUMBER

SHARES



COMMON STOCK

CONOLOG CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 208254 87 0

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.01 PER SHARE OF

CONOLOG CORPORATION

CERTIFICATE OF STOCK

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

SECRETARY-TREASURER

CONOLOG CORPORATION CORPORATE SEAL 1968 DELAWARE

PRESIDENT

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, N.J.)
TRANSFER AGENT
AND REGISTRAR

By

AUTHORIZED OFFICER

CONOLOG CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHANGE TO EACH SHAREHOLDER WHO SO REQUESTS. THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–............Custodian............
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.